Marketable Securities	12 Months Ended
Mar. 31, 2015
Marketable Securities [Abstract]
Marketable Securities

3. Marketable Securities

The Company acquired equity securities listed in Hong Kong.

	March 31,
	2014	2015

Cost	$5,982	$9,539

Market value	$5,303	$9,803

Unrealized gain (loss) for the years ended March 31, 2013, 2014 and 2015 were $186, $(865) and $954, respectively.

Net proceeds from sale of marketable securities for the years ended March 31, 2013, 2014 and 2015 were $2,361, $nil and $1,011 respectively and realized gain from sales of marketable securities for the years ended March 31, 2013, 2014 and 2015 were $360, $nil and $102, respectively. For the purposes of determining realized gains and losses, the cost of securities sold was determined based on the average cost method.

The marketable securities were classified as Level 1 of the hierarchy established under ASC No. 820 because the valuations were based on quoted prices for identical securities in active markets.